UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54374	26-4785427
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

416 South Bell Avenue

Ames, Iowa 50010

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Former name: REG Newco, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 3, 2011, REG Danville, LLC (“REG Danville”), a wholly-owned subsidiary of Renewable Energy Group, Inc. (the “Company”), extended the term by three years of its term loan with Fifth Third Bank (“Lender”). In connection with this extension, REG Danville entered into an Amended and Restated Loan Agreement (the “Loan Agreement”) with Lender, which amended and restated the Loan Agreement dated May 9, 2008 between REG Danville and Lender, as amended. Pursuant to the Loan Agreement, Lender agreed to renew the term loan to REG Danville in the amount of $16,039,204.70 (the “Loan”).

Amounts outstanding under the Loan Agreement bear interest at a fluctuating rate per annum equal to the LIBOR rate plus 5.00%. REG Danville is obligated to make monthly principal payments beginning December 1, 2011 in the amount of $150,000. The Loan matures on November 3, 2014; provided, however, the maturity date may be extended to November 3, 2015, if certain conditions set forth in the Loan Agreement are satisfied. In addition to monthly principal, REG Danville is required to make semi-annual principal payments in amounts equal to 50% of REG Danville’s Excess Cash Flow (the “Excess Cash Flow Payments”) as of June 30 and December 31 beginning on December 31, 2011, with the payment for December 31, 2011 to be based on REG Danville’s Excess Cash Flow (as defined in the Loan Agreement) for the 2011 calendar year, and subsequent payments to be based on the preceding six month period.

The Loan Agreement contains various loan covenants that restrict REG Danville’s ability to take certain actions, including prohibiting it in certain circumstances from making payments to the Company.

In addition, the Loan is secured by substantially all of REG Danville’s assets. The Company has guaranteed the obligations of REG Danville under the Loan Agreement up to $1,500,000, plus expenses and interest. The foregoing description of the Loan Agreement is qualified in its entirety by reference to the Loan Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description

10.1	Amended and Restated Loan Agreement dated November 3, 2011 by and between REG Danville, LLC and Fifth Third Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

Exhibit Index

Exhibit
No.	Description

10.1	Amended and Restated Loan Agreement dated November 3, 2011 by and between REG Danville, LLC and Fifth Third Bank.